SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 17, 2000
                                                  ------------------------------

                          Atchison Casting Corporation
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             (Exact name of registrant as specified in its charter)


              KANSAS                     1-12541              48-1156578
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


400 South Fourth Street, Atchison,     Kansas                  66002
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code        913) 367-2121
                                            ------------------------------------



                                      None
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         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

      On May 17, 2000, the Board of Directors of the Company amended the Company's By-Laws. The specific amendments to the By-Laws and the full text of the Amended and Restated By-Laws are attached as Exhibits 3.1 and 3.2, respectively. Specifically, the By-Laws were amended to (i) allow the Board of Directors to prescribe rules for the conduct of stockholder meetings; (ii) set up procedures for advance notice to the Company of stockholder proposals for presentation at the annual meeting of stockholders; and (iii) set up procedures to be followed for stockholder nominations of directors. Under the Company's By-Laws, as amended, in order for a stockholder to bring business before, or propose director nominations at, the Company's annual meeting of stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than one hundred twenty (120) days prior to the date of the annual meeting. The By-Law requirements for advance notice of stockholder proposals are separate and apart from the requirements of SEC Rule 14a-8 (17 C.F.R. ss. 240.14a-8) with which a stockholder must comply in order to have a stockholder proposal to be included in the Company's proxy statement and form of proxy.

      The Company also announced that the date of this year's annual meeting of stockholders is November 17, 2000. Accordingly, pursuant to the Company's By-Laws, as amended, stockholders wishing to submit proposals for consideration or propose a director for nomination at the annual meeting of stockholders must provide notice to the Company no earlier than July 20, 2000 and no later than September 18, 2000.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits.

            3.1   Amendments to By-Laws of the Company.

            3.2   Amended and Restated By-Laws of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATCHISON CASTING CORPORATION


DATE: May 17 , 2000                 /s/ Kevin T. McDermed
                                    Kevin T. McDermed
                                    Vice President, Chief Financial
                                    Officer, Treasurer and Secretary

                                  EXHIBIT INDEX


          Exhibit
          Number                     Exhibit
          ------                     -------

          3.1   Amendments to By-Laws of the Company

          3.2   Amended and Restated By-Laws of the Company